EQ ADVISORS TRUSTSM

EQ/FRANKLIN CORE BALANCED PORTFOLIO

SUPPLEMENT DATED DECEMBER 31, 2010 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2010

This Supplement updates information contained in the Summary Prospectus dated May 1, 2010 of the EQ/Franklin Core Balanced Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”), as supplemented. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at

www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about strategy and benchmark changes for the Portfolio. Effective on or about February 15, 2011, the Portfolio will undergo (1) a change in the strategy for one of the portions of the Index Allocated Portion of the Portfolio from seeking to track the performance of the Barclays Capital U.S. Aggregate Bond Index (“Barclays Aggregate Bond Index”) to the Barclays Capital Intermediate U.S. Government/Credit Index, and (2) a change in the Portfolio’s benchmark index from the Barclays Aggregate Bond Index to the Barclays Capital Intermediate U.S. Government/Credit Index. As a result of these changes, the Portfolio may experience higher portfolio turnover than normal and higher related transactions costs.

Effective on or about February 15, 2011, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2010, as supplemented May 24, 2010, June 7, 2010, August 1, 2010, October 26, 2010, October 29, 2010, December 8, 2010, December 21, 2010 and December 31, 2010, and Statement of Additional Information (“SAI”), dated May 1, 2010, as supplemented May 24, 2010, September 1, 2010, October 26, 2010, December 21, 2010 and December 31, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at

www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-888-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Effective on or about February 15, 2011, the seventh paragraph of the “Investments, Risks, and Performance – Principal Investment Strategy” section of the Prospectus is deleted in its entirety and replaced with the following information:

The Index Allocated Portion of the Portfolio is comprised of two strategies, one of which seeks to track the performance (before fees and expenses) of the S&P 500 Index (the “S&P 500”) with minimal tracking error, and a second component which seeks to invest in securities comprising the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”). Generally, each portion of the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

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Effective on or about February 15, 2011, information in the “Investments, Risks, and Performance – Risk/Return Bar Chart and Table - Average Annual Total Returns” section of the Prospectus is deleted and replaced with the following information:

Average Annual Total Returns

	One Year	Since Inception (September 15, 2006)
EQ/Franklin Core Balanced Portfolio – Class IA Shares	30.97%	-1.22%

EQ/Franklin Core Balanced Portfolio – Class IB Shares	30.62%	-1.49%

S&P 500 Index	26.46%	-2.88%

Barclays Capital Intermediate U.S. Government/Credit Index+	5.24%	5.94%

Barclays Capital U.S. Aggregate Bond Index	5.93%	6.18%

+	Effective February 15, 2011, the Portfolio changed its secondary benchmark from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital Intermediate U.S. Government/Credit Index. The Portfolio changed this benchmark because the investment manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance.

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